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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 ABN AMRO FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:

Hello, my name is___________. May I please speak with________________? I'm calling regarding your current investment in the [Name of Fund(s)]. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on August 25, 2006. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:

Hello. My name is______________ . May I please speak with_____________ ? I'm calling regarding your current investment in the [Name of Fund(s)]. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on August 25, 2006. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:

If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

STEP 1:

I would like to mail you another set of proxy materials. Do you still live at (address)? You should receive your materials within 7 to 10 business days.

STEP 2:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone after you receive your proxy statement, please call {CFS toll free at ______________}. When calling, please refer to record #___________ . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day / evening!

After Shareholder Response: Thank you for your time. Have a nice day/evening!

SCENARIO 2:

If Solicitor reaches Answering Machine:

This message is to remind you that a Special Meeting of Shareholders of the [Name of Fund(s)] is scheduled for August 25, 2006. You should have received a proxy statement in the mail. If you have received it, to quickly vote your shares over the telephone, simply call___________ . When calling please refer to record #_________ . Representatives are available until 11:00 p.m. Eastern time, Monday through Friday, and 12 pm to 6 pm on Saturday and will be happy to assist. If for any reason you have not received it, call us at and we will send you another. Your vote is important! Thank you.

SCENARIO 3:

STEP 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card: Have you had a chance to return your proxy card yet?

STEP 2:

B. If Shareholder says that they HAVE returned the proxy card:

For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

STEP 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

If YES-follow step 4E.

If NO-follow step 4F.

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

STEP 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms._________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES - ask if shareholder would like to vote the accounts.

If NO - CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposals now and then place your vote?

F(1.) If Shareholder DECLINES to vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ each proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of each proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms.______________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES - ask if shareholder would like to vote the accounts.

If NO - CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:

STEP 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card:

Have you had a chance to return your proxy card?

STEP 2:

B. If Shareholder says that they HAVE NOT yet returned the proxy card:

To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

STEP 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

If YES - follow step 4E.

If NO - follow step 4F.

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

STEP 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms.________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES - ask if shareholder would like to vote the accounts.

If NO - CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposals now and then place your vote?

F(1.) If Shareholder DECLINES to vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ each proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of each proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday.

Thank you for your time. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms._____________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES - ask if shareholder would like to vote the accounts.

If NO - CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

                              [COMPUTERSHARE LOGO]
                                    Fund Services

              ABN AMRO/WO#16539: TOUCH-TONE TELEPHONE VOTING SCRIPT
                                "ABN AMRO FUNDS"
                            CARD TYPE: NON SMART CARD
                         EXPECTED MAIL DATE: 07-07-2006
                          MEETING DATE: AUGUST 25, 2006
                   TEST CONTROL NUMBER (s): [________________]
                         TEST SECURITY CODE: [________]

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:

"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE ABN AMRO FUNDS."

"TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, PRESS 1 NOW."
"TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0 NOW."

OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows, "YOU HAVE VOTED AS THE BOARD RECOMMENDED."

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled." "If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved." "If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"PROPOSAL 1:           To VOTE FOR, press 1.              AGAINST, press 9               ABSTAIN, press 0.

"PROPOSAL 2a:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2b:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2c:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2d:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

"PROPOSAL 2e:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2f:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2g:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2h:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2i:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2j1:         To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."
"PROPOSAL 2j2:         To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

"PROPOSAL 3:           To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled." "If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved." "If you would like to start the voting process again, press 1 now." "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.